Prospectus	August 30, 2013, as supplemented March 7, 2014

PowerShares Exchange-Traded Fund Trust

PWC	PowerShares Dynamic Market Portfolio	NYSE Arca, Inc.

PRF	PowerShares FTSE RAFI US 1000 Portfolio	NYSE Arca, Inc.

PRFZ	PowerShares FTSE RAFI US 1500 Small-Mid Portfolio	The NASDAQ Stock Market LLC

The U.S. Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

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PWC	PowerShares Dynamic Market Portfolio

Summary Information

Investment Objective

The PowerShares Dynamic Market Portfolio (the “Fund”) seeks investment results that generally correspond (before fees and expenses) to the price and yield of the Dynamic Market IntellidexSM Index (the “Underlying Intellidex”).

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the table or the example below.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%
Other Expenses(1)	0.13%
Total Annual Fund Operating Expenses(1)	0.63%
Fee Waivers and Expense Assumption(2)	0.03%
Total Annual Fund Operating Expenses After Fee Waivers and Expense Assumption	0.60%

(1)	Other Expenses and Total Annual Fund Operating Expenses in the table above have been restated to reflect current fees.
(2)	Invesco PowerShares Capital Management LLC (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expenses, brokerage commissions and other trading expenses, taxes, Acquired Fund Fees and Expenses, if applicable, and extraordinary expenses) from exceeding 0.60% of the Fund’s average daily net assets per year (the “Expense Cap”) until at least August 31, 2014, and neither the Adviser nor the Fund can discontinue the agreement prior to its expiration.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the Total Annual Fund Operating Expenses After Fee Waivers and Expense Assumption in the first year and the Total Annual Fund Operating Expenses thereafter. This example does not include the brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years	5 Years	10 Years
$61	$199	$348	$783

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 166% of the average value of its portfolio, excluding the value of portfolio securities received or delivered as a result of the Fund’s in-kind creations and redemptions.

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Principal Investment Strategies

The Fund generally will invest at least 90% of its total assets in common stocks that comprise the Underlying Intellidex. As of June 30, 2013, the Underlying Intellidex was composed of 100 U.S. stocks that NYSE Arca, Inc. (“NYSE Arca” or the “Intellidex Provider”), strictly in accordance with its guidelines and mandated procedures, included pursuant to a proprietary selection methodology. The Underlying Intellidex selection methodology seeks to identify and select companies from the U.S. marketplace with superior risk-return profiles.

Concentration Policy. The Fund will concentrate its investments (i.e., invest 25% or more of the value of its total assets) in securities of issuers in any one industry or sector only to the extent that the Underlying Intellidex reflects a concentration in that industry or sector. The Fund will not otherwise concentrate its investments in securities of issuers in any one industry or sector.

Principal Risks of Investing in the Fund

The following summarizes the principal risks of the Fund.

Equity Risk. Equity risk is the risk that the value of the securities the Fund holds will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities the Fund holds participate or factors relating to specific companies in which the Fund invests. For example, an adverse event, such as an unfavorable earnings report, may depress the value of securities the Fund holds; the price of securities may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the securities the Fund holds. In addition, securities of an issuer in the Fund’s portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition.

Industry Concentration Risk. In following its methodology, the Underlying Intellidex from time to time will be concentrated to a significant degree in securities of issuers located in a single industry or a sector. To the extent that the Underlying Intellidex concentrates in the securities of issuers in a particular industry or sector, the Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or sector, the Fund may face more risks than if it were diversified broadly over numerous industries or sectors. Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or sector may be out of favor and underperform other industries or the market as a whole.

Non-Correlation Risk. The Fund’s return may not match the return of the Underlying Intellidex for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Intellidex, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Intellidex. In addition, the performance of the Fund and the Underlying Intellidex may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Intellidex resulting from legal restrictions, costs or liquidity constraints.

Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of the Underlying Intellidex. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Intellidex, even if that security generally is underperforming.

Market Risk. Securities in the Underlying Intellidex are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Intellidex.

Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to the Fund’s net asset value (“NAV”).

Medium Capitalization Company Risk. Investing in securities of medium capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often medium capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

Issuer-Specific Changes. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Performance

The bar chart below shows how the Fund has performed. The table below the bar chart shows the Fund’s average annual total returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing how the Fund’s total return has varied from year to year and by showing how the Fund’s average annual total returns compared with broad measures of market performance and additional indexes with characteristics relevant to the Fund. The Fund’s performance reflects fee waivers, if any, absent which, performance would have been lower. Although the information shown in the bar chart and the table gives you some idea of the risks involved in investing in the Fund, the Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the

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future. Updated performance information is available online at www.InvescoPowerShares.com.

Annual Total Returns—Calendar Years

The Fund’s year-to-date total return for the six months ended June 30, 2013 was 15.24%.

Best Quarter	Worst Quarter
13.88% (1st Quarter 2012)	(22.65)% (3rd Quarter 2011)

Average Annual Total Returns for the Periods Ended December 31, 2012

After-tax returns in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	5 Years	Since Inception (05/01/03)
Return Before Taxes	21.66%	0.11%	7.44%
Return After Taxes on Distributions	21.33%	(0.09)%	7.27%
Return After Taxes on Distributions and Sale of Fund Shares	14.50%	0.06%	6.55%
Dynamic Market IntellidexSM Index (reflects no deduction for fees, expenses or taxes)	22.49%	0.74%	8.09%
Russell 3000® Index (reflects no deduction for fees, expenses or taxes)	16.42%	2.04%	7.43%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	16.00%	1.66%	6.84%

Management of the Fund

Investment Adviser. Invesco PowerShares Capital Management LLC (the “Adviser”).

Portfolio Managers. The following individuals are responsible jointly and primarily for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Vice President and Director of Portfolio Management of the Adviser and Vice President of the Trust	June 2007
Michael Jeanette	Vice President and Portfolio Manager of the Adviser	August 2008
Brian Picken	Vice President and Portfolio Manager of the Adviser	August 2010
Theodore Samulowitz	Vice President and Portfolio Manager of the Adviser	August 2013

For important information about the purchase and sale of Shares and taxes, please turn to “Summary Information About Purchases and Sales and Taxes” on page 12 of the Prospectus.

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PRF	PowerShares FTSE RAFI US 1000 Portfolio

Summary Information

Investment Objective

The PowerShares FTSE RAFI US 1000 Portfolio (the “Fund”) seeks investment results that generally correspond (before fees and expenses) to the price and yield of the FTSE RAFI US 1000 Index (the “Underlying Index”).

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the table or the example below.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.29%
Other Expenses	0.14%
Total Annual Fund Operating Expenses	0.43%
Fee Waivers and Expense Assumption(1)	0.04%
Total Annual Fund Operating Expenses After Fee Waivers and Expense Assumption	0.39%

(1)	Invesco PowerShares Capital Management LLC (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expenses, brokerage commissions and other trading expenses, offering costs, taxes, Acquired Fund Fees and Expenses, if applicable, and extraordinary expenses) from exceeding 0.39% of the Fund’s average daily net assets per year (the “Expense Cap”) until at least August 31, 2014, and neither the Adviser nor the Fund can discontinue the agreement prior to its expiration. The expenses borne by the Adviser are subject to recapture by the Adviser for up to three fiscal years following the fiscal year in which the expenses were incurred, but no recapture payment will be made by the Fund if it would result in the Fund exceeding its Expense Cap.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the Total Annual Fund Operating Expenses After Fee Waivers and Expense Assumption in the first year and the Total Annual Fund Operating Expenses thereafter. This example does not include the brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years	5 Years	10 Years
$40	$134	$237	$538

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 13% of the average value of its portfolio, excluding the value of portfolio securities received or delivered as a result of the Fund’s in-kind creations and redemptions.

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Principal Investment Strategies

The Fund generally will invest at least 90% of its total assets in common stocks that comprise the Underlying Index. As of June 30, 2013, the Underlying Index was composed of approximately 1,000 U.S. stocks that FTSE International Limited and Research Affiliates LLC (“FTSE” and “RA”, respectively, and collectively, the “Index Provider”), strictly in accordance with their guidelines and mandated procedures, included to track the performance of the largest U.S. equity stocks based on the following four fundamental measures: book value, cash flow, sales and dividends.

Concentration Policy. The Fund will concentrate its investments (i.e., invest 25% or more of the value of its total assets) in securities of issuers in any one industry or sector only to the extent that the Underlying Index reflects a concentration in that industry or sector. The Fund will not otherwise concentrate its investments in securities of issuers in any one industry or sector.

Principal Risks of Investing in the Fund

The following summarizes the principal risks of the Fund.

Equity Risk. Equity risk is the risk that the value of the securities the Fund holds will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities the Fund holds participate or factors relating to specific companies in which the Fund invests. For example, an adverse event, such as an unfavorable earnings report, may depress the value of securities the Fund holds; the price of securities may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the securities the Fund holds. In addition, securities of an issuer in the Fund’s portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition.

Industry Concentration Risk. In following its methodology, the Underlying Index from time to time will be concentrated to a significant degree in securities of issuers located in a single industry or a sector. To the extent that the Underlying Index concentrates in the securities of issuers in a particular industry or sector, the Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or sector, the Fund may face more risks than if it were diversified broadly over numerous industries or sectors. Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or sector may be out of favor and underperform other industries or the market as a whole.

Non-Correlation Risk. The Fund’s return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying

Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints.

Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of the Underlying Index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming.

Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index.

Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to the Fund’s net asset value (“NAV”).

Issuer-Specific Changes. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Performance

The bar chart below shows how the Fund has performed. The table below the bar chart shows the Fund’s average annual total returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing how the Fund’s total return has varied from year to year and by showing how the Fund’s average annual total returns compared with broad measures of market performance and an additional index with characteristics relevant to the Fund. The Fund’s performance reflects fee waivers, if any, absent which, performance would have been lower. Although the information shown in the bar chart and the table gives you some idea of the risks involved in investing in the Fund, the Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.InvescoPowerShares.com.

7

Annual Total Returns—Calendar Years

The Fund’s year-to-date total return for the six months ended June 30, 2013 was 16.51%.

Best Quarter	Worst Quarter
28.15% (2nd Quarter 2009)	(24.12)% (4th Quarter 2008)

Average Annual Total Returns for the Periods Ended December 31, 2012

After-tax returns in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	5 Years	Since Inception (12/19/05)
Return Before Taxes	16.78%	3.34%	5.14%
Return After Taxes on Distributions	16.41%	3.04%	4.86%
Return After Taxes on Distributions and Sale of Fund Shares	11.36%	2.80%	4.40%
FTSE RAFI US 1000 Index (reflects no deduction for fees, expenses or taxes)	17.21%	3.70%	5.62%
Russell 1000® Index (reflects no deduction for fees, expenses or taxes)	16.42%	1.92%	4.17%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	16.00%	1.66%	3.97%

Management of the Fund

Investment Adviser. Invesco PowerShares Capital Management LLC (the “Adviser”).

Portfolio Managers. The following individuals are responsible jointly and primarily for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Vice President and Director of Portfolio Management of the Adviser and Vice President of the Trust	June 2007
Joshua Betts	Vice President and Portfolio Manager of the Adviser	June 2009
Jonathan Nixon	Vice President and Portfolio Manager of the Adviser	August 2013
Brian Picken	Vice President and Portfolio Manager of the Adviser	August 2010
Michael Jeanette	Vice President and Portfolio Manager of the Adviser	August 2008

For important information about the purchase and sale of Shares and taxes, please turn to “Summary Information About Purchases and Sales and Taxes” on page 12 of the Prospectus.

8

PRFZ	PowerShares FTSE RAFI US 1500 Small-Mid Portfolio

Summary Information

Investment Objective

The PowerShares FTSE RAFI US 1500 Small-Mid Portfolio (the “Fund”) seeks investment results that generally correspond (before fees and expenses) to the price and yield of the FTSE RAFI US 1500 Small-Mid Index (the “Underlying Index”).

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the table or the example below.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.29%
Other Expenses	0.14%
Total Annual Fund Operating Expenses	0.43%
Fee Waivers and Expense Assumption(1)	0.04%
Total Annual Fund Operating Expenses After Fee Waivers and Expense Assumption	0.39%

(1)	Invesco PowerShares Capital Management LLC (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expenses, brokerage commissions and other trading expenses, offering costs, taxes, Acquired Fund Fees and Expenses, if applicable, and extraordinary expenses) from exceeding 0.39% of the Fund’s average daily net assets per year (the “Expense Cap”) until at least August 31, 2014, and neither the Adviser nor the Fund can discontinue the agreement prior to its expiration. The expenses borne by the Adviser are subject to recapture by the Adviser for up to three fiscal years following the fiscal year in which the expenses were incurred, but no recapture payment will be made by the Fund if it would result in the Fund exceeding its Expense Cap.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the Total Annual Fund Operating Expenses After Fee Waivers and Expense Assumption in the first year and the Total Annual Fund Operating Expenses thereafter. This example does not include the brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years	5 Years	10 Years
$40	$134	$237	$538

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 30% of the average value of its portfolio, excluding the value of portfolio securities received or delivered as a result of the Fund’s in-kind creations and redemptions.

9

Principal Investment Strategies

The Fund generally will invest at least 90% of its total assets in common stocks that comprise the Underlying Index. As of June 30, 2013, the Underlying Index was composed of approximately 1,500 U.S. stocks that FTSE International Limited and Research Affiliates LLC (“FTSE” and “RA”, respectively, and collectively, the “Index Provider”), strictly in accordance with their guidelines and mandated procedures, included to track the performance of small and medium-sized U.S. equity stocks based on the following four fundamental measures of firm size: book value, sales, cash flow and dividends.

Concentration Policy. The Fund will concentrate its investments (i.e., invest 25% or more of the value of its total assets) in securities of issuers in any one industry or sector only to the extent that the Underlying Index reflects a concentration in that industry or sector. The Fund will not otherwise concentrate its investments in securities of issuers in any one industry or sector.

Principal Risks of Investing in the Fund

The following summarizes the principal risks of the Fund.

Equity Risk. Equity risk is the risk that the value of the securities the Fund holds will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities the Fund holds participate or factors relating to specific companies in which the Fund invests. For example, an adverse event, such as an unfavorable earnings report, may depress the value of securities the Fund holds; the price of securities may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the securities the Fund holds. In addition, securities of an issuer in the Fund’s portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition.

Industry Concentration Risk. In following its methodology, the Underlying Index from time to time will be concentrated to a significant degree in securities of issuers located in a single industry or a sector. To the extent that the Underlying Index concentrates in the securities of issuers in a particular industry or sector, the Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or sector, the Fund may face more risks than if it were diversified broadly over numerous industries or sectors. Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or sector may be out of favor and underperform other industries or the market as a whole.

Non-Correlation Risk. The Fund’s return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying

Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints.

Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of the Underlying Index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming.

Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index.

Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to the Fund’s net asset value (“NAV”).

Small and Medium Capitalization Company Risk. Investing in securities of small and medium capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small and medium capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

Issuer-Specific Changes. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Performance

The bar chart below shows how the Fund has performed. The table below the bar chart shows the Fund’s average annual total returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing how the Fund’s total return has varied from year to year and by showing how the Fund’s average annual total returns compared with broad measures of market performance and additional indexes with characteristics relevant to the Fund. The Fund’s performance reflects fee waivers, if any, absent which, performance would have been lower. Although the information shown in the bar chart and the table gives you some idea of the risks involved in investing in the Fund, the Fund’s past performance (before and after taxes) is

10

not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.InvescoPowerShares.com.

Annual Total Returns—Calendar Years

The Fund’s year-to-date total return for the six months ended June 30, 2013 was 17.36%.

Best Quarter	Worst Quarter
36.73% (2nd Quarter 2009)	(28.30)% (4th Quarter 2008)

Average Annual Total Returns for the Periods Ended December 31, 2012

After-tax returns in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	5 Years	Since Inception (09/20/06)
Return Before Taxes	18.29%	6.62%	6.33%
Return After Taxes on Distributions	17.92%	6.43%	6.16%
Return After Taxes on Distributions and Sale of Fund Shares	12.23%	5.68%	5.46%
FTSE RAFI US 1500 Small-Mid Index (reflects no deduction for fees, expenses or taxes)	18.53%	6.75%	6.59%
S&P SmallCap 600® Index (reflects no deduction for fees, expenses or taxes)	16.33%	5.13%	5.09%
Russell 2000® Index (reflects no deduction for fees, expenses or taxes)	16.35%	3.55%	3.77%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	16.00%	1.66%	3.39%

Management of the Fund

Investment Adviser. Invesco PowerShares Capital Management LLC (the “Adviser”).

Portfolio Managers. The following individuals are responsible jointly and primarily for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Vice President and Director of Portfolio Management of the Adviser and Vice President of the Trust	June 2007
Joshua Betts	Vice President and Portfolio Manager of the Adviser	June 2009
Jonathan Nixon	Vice President and Portfolio Manager of the Adviser	August 2013
Brian Picken	Vice President and Portfolio Manager of the Adviser	August 2010
Michael Jeanette	Vice President and Portfolio Manager of the Adviser	August 2008

For important information about the purchase and sale of Shares and taxes, please turn to “Summary Information About Purchases and Sales and Taxes” on page 12 of the Prospectus.

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Summary Information About Purchases and Sales and Taxes

Purchase and Sale of Shares

Each Fund issues and redeems Shares at net asset value (“NAV”) only with authorized participants (“APs”) and only in large blocks of 50,000 Shares (each block of Shares is called a “Creation Unit”), or multiples thereof (“Creation Unit Aggregations”), in exchange for the deposit or delivery of a basket of securities. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Funds.

Individual Shares of the Funds may be purchased and sold only on a national securities exchange through brokers. Shares of the Funds are listed for trading on NYSE Arca or NASDAQ (each, an “Exchange”), as applicable, and because the Shares of each Fund will trade at market prices rather than NAV, Shares may trade at prices greater than NAV (at a premium), at NAV, or less than NAV (at a discount).

Tax Information

Each Fund’s distributions generally will be taxable as ordinary income or capital gains. A sale of Shares may result in capital gain or loss.

Additional Information About the Funds’ Strategies and Risks

Principal Investment Strategies

Each Fund generally will invest at least 90% of its total assets in securities that comprise its respective Underlying Index or Underlying Intellidex. Each Fund uses an “indexing” investment approach to attempt to replicate, before fees and expenses, the performance of its Underlying Index or Underlying Intellidex. The Adviser seeks correlation over time of 0.95 or better between each Fund’s performance and the performance of its Underlying Index or Underlying Intellidex; a figure of 1.00 would represent perfect correlation. Another means of evaluating the relationship between the returns of a Fund and its Underlying Index or Underlying Intellidex is to assess the “tracking error” between the two. Tracking error means the variation between each Fund’s annual return and the return of its Underlying Index or Underlying Intellidex, expressed in terms of standard deviation. Each Fund seeks to have a tracking error of less than 5%, measured on a monthly basis over a one-year period by taking the standard deviation of the difference in the Fund’s returns versus the Underlying Index’s or Underlying Intellidex’s returns. Because each Fund uses an indexing approach to try to achieve its investment objective, each Fund does not take temporary defensive positions during periods of adverse market, economic or other conditions.

Each Fund generally invests in all of the securities comprising its Underlying Index or Underlying Intellidex in proportion to the weightings of the securities in the Underlying Index or Underlying Intellidex. However, under various circumstances, it may not be possible or practicable to purchase all of those securities in those same weightings. In those circumstances, a Fund may purchase a sample of securities in its Underlying Index or Underlying

Intellidex. There also may be instances in which the Adviser may choose to (i) overweight a security in the applicable Underlying Index or Underlying Intellidex, (ii) purchase securities not contained in an Underlying Index or Underlying Intellidex that the Adviser believes are appropriate to substitute for certain securities in the Underlying Index or Underlying Intellidex, or (iii) utilize various combinations of other available investment techniques in seeking to track an Underlying Index or Underlying Intellidex. Each Fund may sell securities included in its applicable Underlying Index or Underlying Intellidex in anticipation of their removal from that Underlying Index or Underlying Intellidex or purchase securities not included in that Underlying Index or Underlying Intellidex in anticipation of their addition to the Underlying Index or Underlying Intellidex.

Additional information about the construction of each Fund’s Underlying Intellidex or Underlying Index is set forth below.

Dynamic Market IntellidexSM Index

The selection methodology of the Underlying Intellidex for PowerShares Dynamic Market Portfolio identifies and selects companies from the U.S. marketplace with superior risk-return profiles. The Intellidex Provider ranks domestic companies across numerous investment criteria, including fundamentals, valuation, timeliness and risk perspectives, when providing a comprehensive determination of a company’s overall investment potential. Strictly in accordance with its guidelines and mandated procedures, the Intellidex Provider includes stocks that, based upon the rankings, it believes possess the greatest investment potential for the Underlying Intellidex. The Underlying Intellidex uses market-like sector weightings and market-capitalization groupings in seeking to produce a sector and size dispersion similar to the overall broad market. The Intellidex Provider ranks the 2,000 largest U.S. stocks (by market capitalization) traded on the NYSE, NYSE MKT and the NASDAQ for investment potential using a proprietary NYSE Arca Intellidex model. The Intellidex Provider ranks companies quarterly, based on a variety of criteria, including price momentum, earnings momentum, quality, management action, and value factors, and then sorts them based on their cumulative score on the above criteria. The Intellidex Provider then selects 100 companies from the top of each sector and size category in the following manner:

a.	The Intellidex Provider divides the universe of stocks into 10 economic sectors.

b.	The Intellidex Provider divides stocks within each sector into two market-capitalization groupings: large and mid/small.

c.	The Intellidex Provider selects a defined number of the top ranked large and mid/small stocks within each sector. The number of stocks selected within a sector is predetermined and based on the percentage of the overall market represented by such sector.

i.	The Intellidex Provider allocates 70% of the weight to 30 large-capitalization stocks across the sectors.

ii.	The Intellidex Provider allocates 30% of the weight to 70 mid/small-capitalization stocks across the sectors.

d.	The Intellidex Provider equally weights stocks within their size groups.

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i.	Large-capitalization stocks receive on average 2.33% each.

ii.	Small and mid-capitalization stocks receive on average 0.43% each. The Underlying Intellidex repeats this process quarterly. The Fund will rebalance quarterly to mirror the constituent changes of the Underlying Intellidex.

FTSE RAFI US 1000 Index

The Underlying Index for PowerShares FTSE RAFI US 1000 Portfolio is designed to track the performance of the largest U.S. equity securities that the Index Provider, strictly in accordance with its guidelines and mandated procedures, includes based on the following four fundamental measures: book value, cash flow, sales and dividends (as described further below).

The Index Provider weights U.S. equities by each of these four fundamental measures. The Index Provider calculates an overall weight for each company by equally weighting each fundamental measure and excludes dividends from the average for companies that have never paid dividends. The Index Provider includes each of the 1,000 equities with the highest fundamental weight and assigns a weight equal to its fundamental weight. The Underlying Index is composed of securities of companies incorporated in the United States. The Index Provider identifies the largest U.S. equities based on the following four fundamental measures of firm size:

•	Sales averaged over the prior five years;

•	Cash flow averaged over the prior five years;

•	Book value as of the review date; and

•	Total dividend distributions averaged over the prior five years.

The Index Provider ranks the universe of companies by equally weighting each fundamental measure. Strictly in accordance with its guidelines and mandated procedures, the Index Provider includes the 1,000 equities with the highest fundamental weight and assigns a weight equal to its fundamental weight.

Constituents are weighted within the FTSE RAFI® Index Series by their investable RAFI fundamental value, rather than their market capitalization.

The Index Provider reconstitutes the Underlying Index on an annual basis. The Index Provider makes share adjustments to reflect a split, reverse split or stock dividend on the action’s effective date. Such changes do not require an adjustment to the divisor and the Index Provider processes such changes automatically. For changes in a company’s shares outstanding due to an acquisition or spin-off, the Index Provider makes an adjustment to the stock’s Underlying Index shares at the open on the effective date of the corporate action.

For purposes of calculation of the value of the Underlying Index, the Index Provider reinvests dividend payments in the Underlying Index on the ex-date. In the event of an acquisition between two companies included in the Underlying Index, the Index Provider will continue to include the common shares of the acquiring issuer in the Underlying Index. The enlarged company will remain a constituent in the Underlying Index with its FTSE RAFI adjustment factor recalculated. In the event of an acquisition between a company in the Underlying Index and a company not in the Underlying Index, the Index Provider will continue to include the common shares of the surviving issuer in the Underlying Index with its FTSE RAFI factor adjusted to take into account the terms of the acquisition. If the event involved cash only, the constituent will be deleted and the non-constituent will not be added.

All of the corporate events described previously, except capital repayment, are treated as market capitalization neutral, meaning the weight of a constituent does not change due to corporate events; thus, the RAFI fundamental weight remains in effect.

FTSE RAFI US 1500 Small-Mid Index

The Underlying Index for PowerShares FTSE RAFI US 1500 Small-Mid Portfolio is designed to track the performance of small and medium capitalization U.S. equity securities that the Index Provider, strictly in accordance with its guidelines and mandated procedures, includes based on the following four fundamental measures: book value, cash flow, sales and dividends (as described further below).

The Index Provider calculates an overall weight for each company by equally weighting each fundamental measure and excluding dividends from the average for companies that have never paid dividends. The Index Provider first will exclude the equities with a fundamental weight ranking of 1 through 1,000 and, thereafter, the Index Provider will include each of the equities with a fundamental weight ranking of 1,001 through 2,500.

The Underlying Index is composed of securities of companies incorporated in the United States. The Index Provider identifies small and medium capitalization U.S. equities based on the following four fundamental measures:

•	Sales averaged over the prior five years;

•	Cash flow averaged over the prior five years;

•	Book value as of the review date; and

•	Total dividend distributions averaged over the prior five years.

Strictly in accordance with its guidelines and mandated procedures, FTSE includes the 1,001 through 2,500 equities with the highest fundamental weight. Constituents are weighted within the FTSE RAFI® Index Series by their investable RAFI fundamental value rather than their market capitalization.

The Index Provider reconstitutes the Underlying Index on an annual basis. The Index Provider makes share adjustments to reflect a split, reverse split or stock dividend on the action’s effective date. Such changes do not require an adjustment to the divisor and the Index Provider processes such changes automatically. For changes in a company’s shares outstanding due to an acquisition or spin-off, the Index Provider makes an adjustment to the Underlying Index at the open on the effective date of the corporate action.

For purposes of calculating the value of the Underlying Index, the Index Provider reinvests dividend payments in the Underlying Index on the ex-date. In the event of an acquisition between two

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companies included in the Underlying Index, the Index Provider will continue to include the common shares of the acquiring issuer in the Underlying Index. The enlarged company will remain a constituent in the Underlying Index with its FTSE RAFI adjustment factor recalculated. In the event of an acquisition between a company in the Underlying Index and a company not in the Underlying Index, the Index Provider will continue to include the common shares of the surviving issuer in the Underlying Index with its FTSE RAFI factor adjusted to take into account the terms of the acquisition. If the event involved cash only, the constituent will be deleted and the non-constituent will not be added.

All the corporate events described previously, except capital repayment, are treated as market capitalization neutral, meaning the weight of a constituent does not change due to corporate events; thus, the RAFI fundamental weight remains in effect.

Principal Risks of Investing in the Funds

The following provides additional information about certain of the principal risks identified under “Principal Risks of Investing in the Fund” in each Fund’s “Summary Information” section.

Equity Risk

Equity risk is the risk that the value of the securities a Fund holds will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities a Fund holds participate, or factors relating to specific companies in which a Fund invests. For example, an adverse event, such as an unfavorable earnings report, may depress the value of securities a Fund holds; the price of securities may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the securities a Fund holds. In addition, securities of an issuer in each Fund’s portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition.

Industry Concentration Risk

In following its methodology, a Fund’s Underlying Index or Underlying Intellidex from time to time will be concentrated to a significant degree in securities of issuers located in a single industry or a sector. To the extent that an Underlying Index or Underlying Intellidex concentrates in the securities of issuers in a particular industry or sector, a Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or sector, a Fund may face more risks than if it were diversified broadly over numerous industries or sectors. Such industry-based risks, any of which may adversely affect the companies in which a Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or sector may be out of favor and underperform other industries or the market as a whole. Information about the Funds’ exposure to a particular industry is available in the Funds’ Annual and Semi-Annual Reports to

Shareholders, as well as on their Forms N-Q as filed with the Securities and Exchange Commission.

Non-Correlation Risk

A Fund’s return may not match the return of its Underlying Index or Underlying Intellidex for a number of reasons. For example, a Fund incurs operating expenses not applicable to its Underlying Index or Underlying Intellidex, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index or Underlying Intellidex. In addition, the performance of a Fund and its Underlying Index or Underlying Intellidex may vary due to asset valuation differences and differences between the Fund’s portfolio and its Underlying Index or Underlying Intellidex resulting from legal restrictions, costs or liquidity constraints. A Fund may fair value certain of the securities it holds. To the extent a Fund calculates its NAV based on fair value prices, the Fund’s ability to track its Underlying Index or Underlying Intellidex may be adversely affected. Since an Underlying Index or Underlying Intellidex is not subject to the tax diversification requirements to which the Funds must adhere, a Fund may be required to deviate its investments from the securities, contained in, and relative weightings of, its Underlying Index or Underlying Intellidex. A Fund may not invest in certain securities included in its respective Underlying Index or Underlying Intellidex due to liquidity constraints. Liquidity constraints also may delay a Fund’s purchase or sale of securities included in its Underlying Index or Underlying Intellidex. For tax efficiency purposes, a Fund may sell certain securities to realize losses, causing it to deviate from its respective Underlying Index or Underlying Intellidex.

The investment activities of one or more of the Adviser’s affiliates, including other subsidiaries of the Adviser’s parent company, Invesco Ltd., for their proprietary accounts and for client accounts also may adversely impact a Fund’s ability to track its Underlying Index or Underlying Intellidex. For example, in regulated industries, certain emerging or international markets, and corporate and regulatory ownership definitions, there may be limits on the aggregate amount of investment by affiliated investors that may not be exceeded, or that may not be exceeded without the grant of a license or other regulatory or corporate consent or, if exceeded, may cause the Adviser, a Fund or other client accounts to suffer disadvantages or business restrictions. As a result, a Fund may be restricted in its ability to acquire particular securities due to positions held by the Fund and the Adviser’s affiliates.

The Adviser may not fully invest a Fund at times, either as a result of cash flows into the Fund or the need to reserve cash the Fund holds to meet redemptions and expenses or low assets (particularly when a Fund is new and has operated for only a short period). If a Fund utilizes a sampling approach, its return may not correlate as well with the return of its Underlying Index or Underlying Intellidex, as would be the case if it purchased all of the securities in its Underlying Index or Underlying Intellidex with the same weightings as its Underlying Index or Underlying Intellidex.

Index Risk

Unlike many investment companies, the Funds do not utilize investing strategies that seek returns in excess of their respective

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Underlying Index or Underlying Intellidex. Therefore, a Fund would not necessarily buy or sell a security unless that security is added or removed, respectively, from its Underlying Index or Underlying Intellidex, even if that security generally is underperforming.

Market Risk

Securities in each Underlying Index or Underlying Intellidex are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in a Fund’s respective Underlying Index or Underlying Intellidex.

Market Trading Risk

The Funds face numerous market trading risks, including the potential lack of an active market for Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Funds. Any of these factors may lead to Shares trading at a premium or discount to a Fund’s NAV.

Small and Medium Capitalization Company Risk

Investing in securities of small and medium capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small and medium capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

Non-Principal Investment Strategies

Each Fund, after investing at least 90% of its total assets in securities that comprise its respective Underlying Intellidex or Underlying Index, may invest its remaining assets in securities not included in its Underlying Intellidex or Underlying Index and in money market instruments, including repurchase agreements or other funds that invest exclusively in money market instruments (subject to applicable limitations under the Investment Company Act of 1940, as amended (the “1940 Act”), or exemptions therefrom), convertible securities, structured notes (notes on which the amount of principal repayment and interest payments are based on the movement of one or more specified factors, such as the movement of a particular stock or stock index) and in options and futures contracts. The Funds may use options and futures contracts (and convertible securities and structured notes) to seek performance that corresponds to its respective Underlying Intellidex or Underlying Index, and to manage cash flows. The Adviser anticipates that it may take approximately three business days (a business day is any day that the NYSE is open) for the Adviser to fully reflect the additions and deletions to each Fund’s Underlying Intellidex or Underlying Index in the portfolio composition of that Fund.

Each of the investment policies described herein, including each Fund’s investment objective, constitutes a non-fundamental policy that the Board of Trustees (the “Board”) of PowerShares Exchange-Traded Fund Trust (the “Trust”) may change at any time without shareholder approval. The fundamental and non-fundamental policies of the Funds are set forth in the Trust’s

Statement of Additional Information (“SAI”) under the section “Investment Restrictions.”

Borrowing Money

Each Fund may borrow money from a bank up to a limit of 10% of the value of its assets, but only for temporary or emergency purposes.

Securities Lending

Each of PowerShares FTSE RAFI US 1000 Portfolio and PowerShares FTSE RAFI US 1500 Small-Mid Portfolio may lend its portfolio securities to brokers, dealers, and other financial institutions. In connection with such loans, each such Fund receives liquid collateral equal to at least 102% of the value of the loaned portfolio securities. This collateral is marked-to-market on a daily basis.

Additional Risks of Investing in the Funds

The following provides additional risk information regarding investing in the funds.

Risks of Futures and Options

Each Fund may enter into U.S. futures contracts, options and options on futures contracts to simulate full investment in its Underlying Index or Underlying Intellidex, to facilitate trading or to reduce transaction costs. The Funds will not use futures or options for speculative purposes.

Because futures contracts project price levels in the future, market circumstances may cause a discrepancy between the price of the stock index future and the movement in the Underlying Index or Underlying Intellidex. In the event of adverse price movements, each Fund would remain required to make daily cash payments to maintain its required margin. The risk of loss in trading futures contracts or uncovered call options in some strategies (e.g., selling uncovered stock index futures contracts) potentially is unlimited. However, each Fund intends to use futures and options contracts to limit its risk exposure to levels comparable to direct investment in securities.

Each Fund must segregate liquid assets or take other appropriate measures to “cover” open positions in futures contracts. For futures contracts that do not cash settle, each Fund must segregate liquid assets equal to the full notional value of the futures contracts while the positions are open. For futures contracts that do cash settle, each Fund is permitted to set aside liquid assets in an amount equal to the Fund’s daily marked-to-market net obligations (i.e., the Fund’s daily net liability) under the futures contract, if any, rather than their full notional value. For more information, please see the section “Investment Strategies and Risks—Futures and Options” in the SAI.

Securities Lending

Securities lending involves a risk of loss because the borrower may fail to return the securities in a timely manner or at all. If PowerShares FTSE RAFI US 1000 Portfolio or PowerShares FTSE RAFI US 1500 Small-Mid Portfolio is not able to recover its securities loaned, either Fund may sell the collateral and purchase a replacement security in the market. Lending securities entails a risk of loss to the Funds if and to the extent that the market value

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of the loaned securities increases and the collateral is not increased accordingly.

Any cash received as collateral for loaned securities will be invested in an affiliated money market fund. This investment is subject to marked appreciation or depreciation and the Funds will bear any loss on the investment of cash collateral.

Shares May Trade at Prices Different than NAV

The NAV of each Fund’s Shares generally will fluctuate with changes in the market value of the Fund’s holdings. The market prices of Shares generally will fluctuate in accordance with changes in NAV, as well as the relative supply of and demand for Shares on an Exchange. The Adviser cannot predict whether Shares will trade below, at or above each Fund’s respective NAV. Price differences may be due largely to the fact that supply and demand forces at work in the secondary trading market for the Shares will be related, but not identical, to the same forces influencing the prices of the securities of each Fund’s respective Underlying Intellidex or Underlying Index trading individually or in the aggregate at any point in time. In addition, disruptions to creations and redemptions or the existence of extreme market volatility may result in trading prices that differ significantly from NAV. If a shareholder purchases at a time when the market price is at a premium to the NAV or sells at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.

Trading Issues

Trading in Shares on the Exchanges may be halted due to market conditions or for reasons that, in the view of the Exchanges, make trading in Shares inadvisable. In addition, trading in Shares on the Exchanges is subject to trading halts caused by extraordinary market volatility pursuant to each Exchange’s “circuit breaker” rules. There can be no assurance that the requirements of the Exchanges necessary to maintain the listing of each Fund will continue to be met or will remain unchanged.

Tax-Advantaged Structure of ETFs

Unlike interests in conventional mutual funds, which typically are bought and sold only at closing NAVs, the Shares are traded throughout the day in the secondary market on a national securities exchange on an intra-day basis, and are created and redeemed principally in-kind in Creation Units at closing NAVs. These in-kind arrangements are designed to protect ongoing shareholders from the adverse effects on the portfolio of each Fund that could arise from frequent cash creation and redemption transactions. In a conventional mutual fund, redemptions can have an adverse tax impact on taxable shareholders because of the mutual fund’s need to sell portfolio securities to obtain cash to meet fund redemptions. These sales may generate taxable gains for the shareholders of the mutual fund, whereas the Shares’ in-kind redemption mechanism generally will not lead to a tax event for each Fund or its ongoing shareholders.

Portfolio Holdings

A description of the Trust’s policies and procedures with respect to the disclosure of the Funds’ portfolio holdings is available in the Trust’s SAI, which is available at www.InvescoPowerShares.com.

Management of the Funds

Invesco PowerShares Capital Management LLC is a registered investment adviser with its offices at 3500 Lacey Road, Suite 700, Downers Grove, Illinois 60515. Invesco PowerShares Capital Management LLC serves as the investment adviser to the Trust, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Exchange-Traded Fund Trust II, a family of exchange-traded funds (“ETFs”) with combined assets under management of more than $36.6 billion as of July 31, 2013.

As the Funds’ investment adviser, the Adviser has overall responsibility for selecting and continuously monitoring the Funds’ investments, managing the Funds’ business affairs and providing certain clerical, bookkeeping and other administrative services for the Trust.

The Adviser uses a team of portfolio managers, investment strategists and other investment specialists. This team approach brings together many disciplines and leverages the Adviser’s extensive resources.

Portfolio Managers

Peter Hubbard, Vice President of the Trust, oversees all research, portfolio management and trading operations of each Fund. In this capacity, Mr. Hubbard oversees a team of portfolio managers (with Mr. Hubbard, the “Portfolio Managers”) who are responsible for the day-to-day management of the Funds. Mr. Hubbard receives management assistance from Joshua Betts, Michael Jeanette, Jonathan Nixon, Brian Picken and Theodore Samulowitz. Each Portfolio Manager is responsible for various functions related to portfolio management, including investing cash flows, coordinating with other team members to focus on certain asset classes, implementing investment strategy and researching and reviewing investment strategy. Each Portfolio Manager has limitations on his authority for risk management and compliance purposes that the Adviser believes to be appropriate.

Peter Hubbard is a Vice President and Director of Portfolio Management of the Adviser and has been employed by the Adviser since May 2005. He has been one of the Portfolio Managers primarily responsible for the day-to-day management of each Fund since June 2007. Mr. Hubbard has been a Portfolio Manager of the Adviser since June 2007. Mr. Hubbard was a Research Analyst for the Adviser from May 2005 to June 2007. Prior to joining the Adviser, Mr. Hubbard was employed by Ritchie Capital, a hedge fund operator, where he was a Research Analyst and Trader from September 2003 to May 2005.

Joshua Betts is a Vice President and Portfolio Manager of the Adviser and has been employed by the Adviser since November 2008. He has been one of the Portfolio Managers primarily

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responsible for the day-to-day management of PowerShares FTSE RAFI US 1000 Portfolio and PowerShares FTSE RAFI US 1500 Small-Mid Portfolio since June 2009. Prior to joining the Adviser, Mr. Betts was a Regional Vice President at Claymore Securities, Inc. from May 2007 to August 2008. Prior to this, he was a Portfolio Consultant for the Adviser from June 2006 to May 2007. From September 2005 to June 2006, he was a mortgage broker for Advanced Mortgage Services.

Michael Jeanette is a Vice President and Portfolio Manager of the Adviser and has been one of the Portfolio Managers primarily responsible for the day-to-day management of each Fund since August 2008. Mr. Jeanette has been a Portfolio Manager of the Adviser since July 2008. Prior to joining the Adviser, Mr. Jeanette was a trust advisor and GM of Chicago-based Richard Lamb, LLC from 1998 to 2007.

Jonathan Nixon is a Vice President and Portfolio Manager of the Adviser and has been managing the European listed ETFs from 2011 to the present. Mr. Nixon has been one of the Portfolio Managers primarily responsible for the day-to-day management of PowerShares FTSE RAFI US 1000 Portfolio and PowerShares FTSE RAFI US 1500 Small-Mid Portfolio. Prior to joining the Adviser, Mr. Nixon was a Tax Manager for General Electric from 2008 to 2010. He received a Bachelor of Arts from SUNY Buffalo.

Brian Picken is a Vice President and Portfolio Manager of the Adviser and has been one of the Portfolio Managers primarily responsible for the day-to-day management of each Fund since August 2010. Mr. Picken has been a Portfolio Manager of the Adviser since August 2010. Mr. Picken was an Associate Portfolio Manager for the Adviser from August 2009 to August 2010, an ETF Portfolio Operations Specialist for the Adviser from August 2008 to August 2009, and prior to that a Research Analyst for the Adviser from August 2007 to August 2008.

Theodore Samulowitz is a Vice President and Portfolio Manager of the Adviser and has been one of the Portfolio Managers primarily responsible for the day-to-day management of PowerShares Dynamic Market Portfolio since August 2013. Mr. Samulowitz has been a Portfolio Manager of the Adviser since May 2012. Prior to that, he was the Managing Partner of Endurance Capital Markets LLC from February 2010 to February 2012 and a Portfolio Manager of CMT Asset Management from 2006 to 2010.

The Trust’s SAI provides additional information about the Portfolio Managers’ compensation structure, other accounts that the Portfolio Managers manage and the Portfolio Managers’ ownership of Shares.

The Adviser receives fees from PowerShares Dynamic Market Portfolio equal to 0.50% of the Fund’s average daily net assets. The Adviser receives fees from PowerShares FTSE RAFI US 1000 Portfolio and PowerShares FTSE RAFI US 1500 Small-Mid Portfolio equal to 0.29% of each Fund’s average daily net assets.

The Adviser has entered into an Amended and Restated Excess Expense Agreement (the “Expense Agreement”) with the Trust, pursuant to which the Adviser has agreed to waive fees and/or reimburse Fund expenses to the extent necessary to prevent the operating expenses of PowerShares Dynamic Market Portfolio

(excluding interest expenses, brokerage commissions and other trading expenses, taxes, Acquired Fund Fees and Expenses, if applicable, and extraordinary expenses) from exceeding 0.60% of the Fund’s average daily net assets per year (an “Expense Cap”), at least until August 31, 2014.

The Adviser has entered into the Expense Agreement with the Trust, pursuant to which the Adviser has agreed to waive fees and/or reimburse Fund expenses to the extent necessary to prevent the operating expenses of each of PowerShares FTSE RAFI US 1000 Portfolio and PowerShares FTSE RAFI US 1500 Small-Mid Portfolio (excluding interest expenses, offering costs, brokerage commissions and other trading expenses, taxes, Acquired Fund Fees and Expenses, if applicable, and extraordinary expenses) from exceeding 0.39% of the Fund’s average daily net assets per year (an “Expense Cap”), at least until August 31, 2014.

For each of PowerShares FTSE RAFI US 1000 Portfolio and PowerShares FTSE RAFI US 1500 Small-Mid Portfolio, the Expense Agreement provides that the expenses borne by the Adviser are subject to recapture by the Adviser for up to three fiscal years following the fiscal year in which the expenses were incurred, but no recapture payment will be made by the Fund if it would result in the Fund exceeding its Expense Cap.

For PowerShares Dynamic Market Portfolio, the expenses borne by the Adviser are not subject to recapture.

Each Fund is responsible for all its expenses, including the investment advisory fees, costs of transfer agency, custody, fund administration, legal, audit and other services, interest, taxes, brokerage commissions and other expenses connected with executions of portfolio transactions, sub-licensing fees related to its respective Underlying Intellidex or Underlying Index, any distribution fees or expenses, litigation expenses, fees payable to the Trust’s Board members and officers who are not “interested persons” of the Trust or the Adviser, expenses incurred in connection with the Board members’ services, including travel expenses and legal fees of counsel for those members of the Board who are not “interested persons” of the Trust and extraordinary expenses.

A discussion regarding the basis for the Board’s approval of the Funds’ Investment Advisory Agreement on behalf of each Fund is available in the Funds’ Annual Report to Shareholders for the fiscal year ended April 30, 2013.

How to Buy and Sell Shares

Each Fund issues or redeems its Shares at NAV per Share only in Creation Units.

Most investors buy and sell Shares of each Fund in secondary market transactions through brokers. Shares of each Fund are listed for trading on the secondary market on an Exchange. Shares can be bought and sold throughout the trading day like other publicly traded shares. There is no minimum investment. Although Shares generally are purchased and sold in “round lots” of 100 Shares, brokerage firms typically permit investors to purchase or sell Shares in smaller “oddlots” at no per share price

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differential. When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction. The Shares of the Funds trade under the following symbols on the following Exchanges:

Fund	Symbol	Exchange
PowerShares Dynamic Market Portfolio	PWC	NYSE Arca
PowerShares FTSE RAFI US 1000 Portfolio	PRF	NYSE Arca
PowerShares FTSE RAFI US 1500 Small-Mid Portfolio	PRFZ	NASDAQ

Share prices are reported in dollars and cents per Share.

APs may acquire Shares directly from each Fund, and APs may tender their Shares for redemption directly to each Fund, at NAV per Share only in Creation Units or Creation Unit Aggregations, and in accordance with the procedures described in the SAI.

Each Fund may liquidate and terminate at any time without Shareholder approval.

Book Entry

Shares are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding Shares of the Funds and is recognized as the owner of all Shares for all purposes.

Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other stocks that you hold in book entry or “street name” form.

Fund Share Trading Prices

The trading prices of Shares of each Fund on the relevant Exchange may differ from the Fund’s daily NAV. Market forces of supply and demand, economic conditions and other factors may affect the trading prices of Shares of each Fund.

The approximate value of Shares of each Fund, an amount representing on a per share basis the sum of the current market price of the securities accepted by the Fund in exchange for Shares of the Fund and an estimated cash component will be disseminated every 15 seconds throughout the trading day through the facilities of the Consolidated Tape Association. This approximate value should not be viewed as a “real-time” update of the NAV per Share of the Fund because the approximate value may not be calculated in the same manner as the NAV, which is computed once a day, generally at the end of the business day. The Funds are not involved in, or responsible for, the calculation or dissemination of the approximate value and the Funds do not make any warranty as to its accuracy.

Frequent Purchases and Redemptions of Fund Shares

Shares of the Funds may be purchased and redeemed directly from the Funds only in Creation Units by APs. The vast majority of trading in Shares of the Funds occurs on the secondary market and does not involve a Fund directly. In-kind purchases and redemptions of Creation Units by APs and cash trades on the secondary market are unlikely to cause many of the harmful effects of frequent purchases and/or redemptions of Shares of the Funds. Cash purchases and/or redemptions of Creation Units, however, can result in increased tracking error, disruption of portfolio management, dilution to the Fund and increased transaction costs, which could negatively impact the Fund’s ability to achieve its investment objective, and may lead to the realization of capital gains. These consequences may increase as the frequency of cash purchases and redemptions of Creation Units by APs increases. However, direct trading by APs is critical to ensuring that Shares trade at or close to NAV. To minimize these potential consequences of frequent purchases and redemptions of Shares, each Fund employs fair valuation pricing and imposes transaction fees on purchases and redemptions of Creation Units to cover the custodial and other costs the Fund incurs in effecting trades. In addition, the Adviser monitors trades by APs for patterns of abusive trading and the Funds reserve the right not to accept orders from APs that the Adviser has determined may be disruptive to the management of the Funds, or otherwise are not in the best interests of the Funds. For these reasons, the Board has not adopted policies and procedures with respect to frequent purchases and redemptions of Shares of the Funds.

Dividends, Distributions and Taxes

Ordinarily, dividends from net investment income, if any, are declared and paid quarterly by the Funds. Each Fund distributes its net realized capital gains, if any, to shareholders annually.

Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available.

Taxes

As with any investment, you should consider how your investment in Shares will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in Shares.

Unless your investment in Shares is made through a tax-exempt entity or tax- deferred retirement account, such as an IRA plan, you need to be aware of the possible tax consequences when:

•	Your Fund makes distributions,

•	You sell your Shares listed on the relevant Exchange, and

•	You purchase or redeem Creation Units.

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Taxes on Distributions

As stated above, dividends from net investment income, if any, ordinarily are declared and paid quarterly. Each Fund also may pay a special distribution at the end of the calendar year to comply with federal tax requirements. In general, your distributions are subject to federal income tax when they are paid, whether you take them in cash or reinvest them in the Funds. Dividends paid out of each Fund’s income and net short-term gains, if any, generally are taxable as ordinary income. Distributions of net long-term capital gains, if any, in excess of net short-term capital losses are taxable as long-term capital gains, regardless of how long you have held the Shares.

For non-corporate taxpayers, long-term capital gains are currently taxed at a rate of 20% while short-term capital gains and other ordinary income are taxed at ordinary income rates.

Distributions in excess of each Fund’s current and accumulated earnings and profits are treated as a tax-free return of capital to the extent of your basis in the Shares, and as capital gain thereafter. A distribution will reduce a Fund’s NAV per Share and may be taxable to you as ordinary income or capital gain even though, from an investment standpoint, the distribution may constitute a return of capital.

By law, each Fund may be required to withhold a percentage of your distributions and proceeds if you have not provided a taxpayer identification number or social security number.

Taxes on Exchange-Listed Share Sales

Currently, any capital gain or loss realized upon a sale of Shares generally is treated as long-term capital gain or loss if the Shares have been held for more than one year and as short-term capital gain or loss if the Shares have been held for one year or less. The ability to deduct capital losses may be limited.

Taxes on Purchase and Redemption of Creation Units

An AP who exchanges equity securities for Creation Units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and the exchanger’s aggregate basis in the securities surrendered and the cash component paid. A person who exchanges Creation Units for equity securities generally will recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the aggregate market value of the securities received and the cash redemption amount. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position. Persons exchanging securities should consult their own tax advisor with respect to whether wash sale rules apply and when a loss might be deductible.

Under current federal tax laws, any capital gain or loss realized upon redemption of Creation Units generally is treated as long-term capital gain or loss if the Shares have been held for more than one year and as a short-term capital gain or loss if the Shares have been held for one year or less.

If you purchase or redeem Creation Units, you will be sent a confirmation statement showing how many Shares you purchased or sold and at what price.

The foregoing discussion summarizes some of the possible consequences under current federal tax law of an investment in the Funds. It is not a substitute for personal tax advice. You also may be subject to state and local tax on Fund distributions and sales of Shares. Consult your personal tax advisor about the potential tax consequences of an investment in Shares under all applicable tax laws. For more information, please see the section “Taxes” in the SAI.

Distributor

Invesco Distributors, Inc. (the “Distributor”) serves as the distributor of Creation Units for each Fund on an agency basis. The Distributor does not maintain a secondary market in Shares. The Distributor is an affiliate of the Adviser.

Net Asset Value

The Bank of New York Mellon (“BNYM”) calculates each Fund’s NAV at the close of regular trading (normally 4:00 p.m., Eastern time) every day the NYSE is open. NAV is calculated by deducting all of the Fund’s liabilities from the total value of its assets and dividing the result by the number of Shares outstanding, rounding to the nearest cent. All valuations are subject to review by the Trust’s Board or its delegate.

In determining NAV, expenses are accrued and applied daily and securities and other assets for which market quotations are readily available are valued at market value. Securities listed or traded on an exchange generally are valued at the last sales price or official closing price that day as of the close of the exchange where the security is primarily traded. The NAV for each Fund will be calculated and disseminated daily on each day that the NYSE is open. If a security’s market price is not readily available, the security will be valued using pricing provided from independent pricing services or by another method that the Adviser, in its judgment, believes will better reflect the security’s fair value in accordance with the Trust’s valuation policies and procedures approved by the Board.

Even when market quotations are available for portfolio securities, they may be stale or unreliable because the security is not traded frequently, trading on the security ceased before the close of the trading market or issuer-specific events occurred after the security ceased trading or because of the passage of time between the close of the market on which the security trades and the close of NYSE and when a Fund calculates its NAV. Events that may cause the last market quotation to be unreliable include a merger or insolvency, events which affect a geographical area or an industry segment, such as political events or natural disasters, or market events, such as a significant movement in the U.S. market. Where market quotations are not readily available, including where the Adviser determines that the closing price of the security is unreliable, the Adviser will value the security at fair value in good

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faith using procedures approved by the Board. Fair value pricing involves subjective judgments, and it is possible that a fair value determination for a security is materially different from the value that could be realized upon the sale of the security. In addition, fair value pricing could result in a difference between the prices used to calculate each Fund’s NAV and the prices used by the Fund’s Underlying Index or Underlying Intellidex. This may adversely affect a Fund’s ability to track its Underlying Index or Underlying Intellidex.

Fund Service Providers

BNYM, 101 Barclay Street, New York, New York 10286, is the administrator, custodian and fund accounting and transfer agent for each Fund.

K&L Gates LLP, 70 W. Madison Street, Suite 3100, Chicago, Illinois, 60602 and 1601 K Street, N.W., Washington, D.C. 20006, serves as legal counsel to the Trust.

PricewaterhouseCoopers LLP, One North Wacker Drive, Chicago, Illinois 60606, serves as the Funds’ independent registered public accounting firm. PricewaterhouseCoopers LLP is responsible for auditing the annual financial statements of each Fund.

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Financial Highlights

The financial highlights tables below are intended to help you understand each Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund Share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in each Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the Funds’ financial statements, which have been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds’ financial statements, is included in the Funds’ Annual Report for the fiscal year ended April 30, 2013, which is available upon request.

PowerShares Dynamic Market Portfolio (PWC)

	Year Ended April 30,
	2013	2012	2011	2010	2009
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE AT BEGINNING OF YEAR	$46.78	$48.26	$40.38	$31.42	$48.12
Net investment income(a)	0.82	0.44	0.57	0.33	0.50
Net realized and unrealized gain (loss) on investments	9.51	(1.52)	7.94	8.97	(16.72)
TOTAL FROM INVESTMENT OPERATIONS	10.33	(1.08)	8.51	9.30	(16.22)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(0.85)	(0.40)	(0.63)	(0.34)	(0.48)
NET ASSET VALUE AT END OF YEAR	$56.26	$46.78	$48.26	$40.38	$31.42
MARKET PRICE AT END OF YEAR(b)	$56.23	$46.75	$48.24	$40.38	$31.41
NET ASSET VALUE TOTAL RETURN(c)	22.39%	(2.12)%	21.34%	29.75%	(33.86)%
MARKET PRICE TOTAL RETURN(c)	22.40%	(2.14)%	21.29%	29.80%	(33.84)%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year (000’s omitted)	$140,658	$128,644	$188,207	$230,151	$260,779
RATIO TO AVERAGE NET ASSETS OF:
Expenses, after Waivers	0.60%	0.60%	0.60%	0.60%	0.60%
Expenses, prior to Waivers	0.60%	0.62%	0.64%	0.60%	0.60%
Net investment income, after Waivers	1.68%	1.00%	1.38%	0.92%	1.28%
Portfolio turnover rate(d)	166%	133%	107%	98%	113%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(d)	Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

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PowerShares FTSE RAFI US 1000 Portfolio (PRF)

	Year Ended April 30,
	2013	2012	2011	2010	2009
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE AT BEGINNING OF YEAR	$59.73	$60.72	$52.93	$34.78	$55.15
Net investment income(a)	1.31	1.12	1.07	0.62	0.97
Net realized and unrealized gain (loss) on investments	11.66	(0.99)	7.63	18.21	(20.26)
TOTAL FROM INVESTMENT OPERATIONS	12.97	0.13	8.70	18.83	(19.29)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(1.28)	(1.12)	(0.91)	(0.68)	(1.08)
NET ASSET VALUE AT END OF YEAR	$71.42	$59.73	$60.72	$52.93	$34.78
MARKET PRICE AT END OF YEAR(b)	$71.42	$59.72	$60.71	$52.96	$34.78
NET ASSET VALUE TOTAL RETURN(c)	22.06%	0.41%	16.72%	54.57%	(35.26)%
MARKET PRICE TOTAL RETURN(c)	22.09%	0.41%	16.63%	54.66%	(35.20)%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year (000’s omitted)	$1,778,450	$1,388,661	$1,208,246	$648,428	$396,443
RATIO TO AVERAGE NET ASSETS OF:
Expenses, after Waivers	0.39%	0.39%	0.39%	0.39%	0.58%
Expenses, prior to Waivers	0.43%	0.43%	0.44%	0.45%	0.60%
Net investment income, after Waivers	2.10%	2.00%	2.01%	1.38%	2.34%
Portfolio turnover rate(d)	13%	6%	9%	24%	15%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(d)	Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

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PowerShares FTSE RAFI US 1500 Small-Mid Portfolio (PRFZ)

	Year Ended April 30,
	2013	2012	2011	2010		2009
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE AT BEGINNING OF YEAR	$66.71	$70.66	$59.82	$34.96		$50.36
Net investment income(a)	1.13	0.73	0.50	0.32		0.46
Net realized and unrealized gain (loss) on investments	11.08	(4.04)	10.80	24.88		(15.42)
TOTAL FROM INVESTMENT OPERATIONS	12.21	(3.31)	11.30	25.20		(14.96)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(1.16)	(0.64)	(0.46)	(0.34)		(0.44)
NET ASSET VALUE AT END OF YEAR	$77.76	$66.71	$70.66	$59.82		$34.96
MARKET PRICE AT END OF YEAR(b)	$77.67	$66.72	$70.64	$59.79		$34.90
NET ASSET VALUE TOTAL RETURN(c)	18.56%	(4.60)%	19.04%	72.38%(	d)	(29.79)%
MARKET PRICE TOTAL RETURN(c)	18.41%	(4.56)%	19.06%	72.59%		(29.84)%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year (000’s omitted)	$563,763	$463,645	$409,826	$284,135		$94,399
RATIO TO AVERAGE NET ASSETS OF:
Expenses, after Waivers	0.39%	0.39%	0.39%	0.39%		0.58%
Expenses, prior to Waivers	0.43%	0.44%	0.46%	0.51%		0.79%
Net investment income, after Waivers	1.64%	1.17%	0.82%	0.67%		1.22%
Portfolio turnover rate(e)	30%	15%	19%	16%		15%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(d)	Amount includes the effect of the Adviser pay-in for an economic loss of $0.17 per share. Had the pay-in not been made, the Net Asset Value Total Return would have been 71.89%.
(e)	Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

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Intellidex and Index Providers

NYSE Arca is the Intellidex Provider for PowerShares Dynamic Market Portfolio.

The Intellidex Provider is not affiliated with the Trust, the Adviser or the Distributor. The Adviser has entered into a license agreement with the Intellidex Provider to use the Underlying Intellidex. The Fund is entitled to use its Underlying Intellidex pursuant to a sub-licensing agreement with the Adviser.

NYSE Arca develops, calculates, and maintains its own proprietary indices and serves as the calculation agent for third-party indices. NYSE Arca publishes index values to market data vendors via the NYSE Euronext Global Index Feed (GIF). The more than 200 index values that NYSE Arca currently calculates are used as benchmarks, or to support the trading of exchange-traded funds, index options, and other structured products listed on NYSE Arca. NYSE Arca announces index changes (additions, deletions, share changes, price adjustments, rebalances, etc.) as early as practicable prior to the effectiveness of the change or scheduled event. Such announcements currently are available on the Indexes Daily List at www.nyxdata.com.

FTSE is the Index Provider for PowerShares FTSE RAFI US 1000 Portfolio and PowerShares FTSE RAFI US 1500 Small-Mid Portfolio. The Index Provider is not affiliated with the Trust, the Adviser or the Distributor. The Adviser has entered into a license agreement with FTSE to use the Underlying Indexes. PowerShares FTSE RAFI US 1000 Portfolio and PowerShares FTSE RAFI US 1500 Small-Mid Portfolio are entitled to use their respective Underlying Index pursuant to a sub-licensing agreement with the Adviser.

No entity that creates, compiles, sponsors or maintains the Underlying Indexes or Underlying Intellidex is or will be an affiliated person, as defined in Section 2(a)(3) of the 1940 Act, or an affiliated person of an affiliated person, of the Trust, the Adviser, the Distributor or a promoter of the Funds.

Neither the Adviser nor any affiliate of the Adviser has any rights to influence the selection of the securities in the Underlying Indexes or Underlying Intellidex.

Set forth below is a list of each Fund and the Underlying Intellidex or Underlying Index upon which it is based:

Fund	Underlying Intellidex or Underlying Index
PowerShares Dynamic Market Portfolio	Dynamic Market IntellidexSM Index
PowerShares FTSE RAFI US 1000 Portfolio	FTSE RAFI US 1000 Index
PowerShares FTSE RAFI US 1500 Small-Mid Portfolio	FTSE RAFI US 1500 Small-Mid Index

Disclaimers

The Dynamic Market IntellidexSM Index is a trademark of NYSE Arca and has been licensed for use for certain purposes by the Adviser. FTSE® is a trademark owned by the London Stock Exchange Group companies and is used by FTSE International Limited (“FTSE”) under license.

The Shares of PowerShares Dynamic Market Portfolio are not sponsored or endorsed by NYSE Arca and NYSE Arca makes no representation or warranty, express or implied, to the owners of Shares or any member of the public regarding the advisability of investing in the Shares particularly or the ability of the product to trade the performance of any sector of the stock market. NYSE Arca’s only relationship to the Distributor, the Adviser or the Trust is the licensing of certain trademarks and indexes, which are determined, composed and calculated by NYSE Arca without regard to the Fund. NYSE Arca has no obligation to take the needs of the Fund or its shareholders into consideration in determining, composing or calculating the Underlying Intellidex. NYSE Arca is not responsible for and has not participated in any determination or calculation made with respect to issuance or redemption of Shares of the Fund. In addition, NYSE Arca acts as the exchange on which the Shares are traded. The Underlying Intellidex is selected and calculated without regard to the Distributor, the Adviser, the Trust or any holders of Shares. NYSE Arca has no obligation to take the needs of the Distributor, the Adviser, the Trust or the owners of Shares into consideration in determining, composing or calculating the Underlying Intellidex. NYSE Arca is not responsible for and has not participated in the determination of the prices and amount of Shares or the timing of the issuance or sale of Shares or in the determination of any financial calculations relating thereto. NYSE Arca has no obligation or liability in connection with the administration of the Trust, or marketing of the Shares.

NYSE ARCA DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE UNDERLYING INTELLIDEX OR ANY DATA INCLUDED THEREIN. NYSE ARCA MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE FUND, OWNERS OF THE SHARES OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE UNDERLYING INTELLIDEX OR ANY DATA INCLUDED THEREIN. NYSE ARCA MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE UNDERLYING INTELLIDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL NYSE ARCA HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, DIRECT, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS) IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.“

“Fundamental Index®” and/or “Research Affiliates Fundamental Index®” and/or “RAFI” and/or all other RA trademarks, trade names, patented and patent-pending concepts are the exclusive property of Research Affiliates, LLC. The PowerShares FTSE RAFI US 1000 Portfolio and PowerShares FTSE RAFI US 1500 Small-Mid Portfolio are not in any way sponsored, endorsed, sold or promoted by FTSE, by the London Stock Exchange Group companies (“LSEG”), or by Research Affiliates LLC (“RA”) (“collectively the “Licensor Parties”), and none of the Licensor Parties makes any warranty or representation whatsoever, expressly or impliedly, either as to the results to be obtained from the use of the FTSE RAFI US 1000 Index or FTSE RAFI US 1500 Small-Mid Index (the “Indices”) and/or the figure at which the said Indices stands at any particular time on any particular day or otherwise. The Indices are compiled and calculated by FTSE in

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conjunction with RA. None of the Licensor Parties shall be liable (whether in negligence or otherwise) to any person for any error in the Indices and none of the Licensor Parties shall be under any obligation to advise any person of any error therein.

The Adviser does not guarantee the accuracy and/or the completeness of the Underlying Indexes and/or Underlying Intellidex or any data included therein, and the Adviser shall have no liability for any errors, omissions, restatements, re-calculations or interruptions therein. The Adviser makes no warranty, express or implied, as to results to be obtained by the Funds, owners of the Shares of the Funds or any other person or entity from the use of the Underlying Indexes and/or Underlying Intellidex or any data included therein.

The Adviser makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Indexes and/or Underlying Intellidex or any data included therein. Without limiting any of the foregoing, in no event shall the Adviser have any liability for any special, punitive, direct, indirect, or consequential damages (including lost profits) arising out of matters relating to the use of the Underlying Indexes and/or Underlying Intellidex even if notified of the possibility of such damages.

Premium/Discount Information

Information regarding how often the Shares of each Fund traded at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund during the past four calendar quarters is available at www.InvescoPowerShares.com.

Other Information

Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies. However, registered investment companies are permitted to invest in the Funds beyond the limits set forth in Section 12(d)(1) subject to certain terms and conditions set forth in an SEC exemptive order issued to the Trust, including that such investment companies enter into an agreement with the Trust on behalf of a Fund prior to exceeding the limits imposed by Section 12(d)(1). Additionally, each Fund is permitted to invest in other registered investment companies beyond the limits set forth in Section 12(d)(1) subject to certain terms and conditions set forth in another exemptive order that the SEC has issued to the Trust. If a Fund relies on this exemptive relief, however, other investment companies may not invest in the Fund beyond the statutory provisions of Section 12(d)(1).

Continuous Offering

The method by which Creation Unit Aggregations of Shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Unit Aggregations of Shares are issued and sold by the Funds on an ongoing basis, a “distribution,” as such term is used in the Securities Act of 1933, as amended (the “Securities Act”), may occur at any point. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus-delivery requirement and liability provisions of the Securities Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Unit Aggregations after placing an order with the Distributor, breaks them down into constituent Shares and sells such Shares directly to customers, or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a characterization as an underwriter.

Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in Shares, whether or not participating in the distribution of Shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(a)(3)(C) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker-dealer firms should note that dealers who are not “underwriters” but are participating in a distribution (as contrasted with engaging in ordinary secondary market transactions), and thus dealing with the Shares that are part of an overallotment within the meaning of Section 4(a)(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the Securities Act only is available with respect to transactions on a national exchange.

Delivery of Shareholder Documents—Householding

Householding is an option available to certain investors of the Funds. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Householding for the Funds is available through certain broker-dealers. If you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, please contact your broker-dealer. If you currently are enrolled in householding and wish to change your householding status, please contact your broker-dealer.

For More Information

For more detailed information on the Trust, Funds and Shares, you may request a copy of the Trust’s SAI. The SAI provides detailed information about the Funds, and is incorporated by reference into this Prospectus. This means that the SAI legally is a part of this Prospectus. Additional information about the Funds’ investments also is available in the Funds’ Annual and Semi-Annual Reports to Shareholders. In the Funds’ Annual Report, you

25

will find a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance during the last fiscal year. If you have questions about the Funds or Shares or you wish to obtain the SAI, Annual Report and/or Semi-Annual Report free of charge, or to make shareholder inquiries, please:

Call:	Invesco Distributors, Inc. at 1-800-983-0903 Monday through Friday 8:00 a.m. to 5:00 p.m. Central Time

Write:	PowerShares Exchange-Traded Fund Trust c/o Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, Texas 77046-1173

Visit:	www.InvescoPowerShares.com

Information about the Funds (including the SAI) can be reviewed and copied at the SEC’s Public Reference Room, 100 F Street NE, Washington, D.C. 20549, and information on the operation of the Public Reference Room may be obtained by calling the SEC at 1.202.551.8090. Reports and other information about the Funds are available on the EDGAR Database on the SEC’s Internet site at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-1520.

No person is authorized to give any information or to make any representations about the Funds and their Shares not contained in this Prospectus and you should not rely on any other information. Read and keep this Prospectus for future reference.

Dealers effecting transactions in the Funds’ Shares, whether or not participating in this distribution, generally are required to deliver a Prospectus. This is in addition to any obligation of dealers to deliver a Prospectus when acting as underwriters.

The Trust’s registration number under the 1940 Act is 811-21265.

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PowerShares Exchange-Traded Fund Trust		P-PS-PRO-2
3500 Lacey Road, Suite 700 Downers Grove, IL 60515
www.InvescoPowerShares.com 800.983.0903	@PowerShares